EXHIBIT 10.11

                CORPORATE ADVISOR / DIRECTOR ENGAGEMENT AGREEMENT

     AGREEMENT made as of this 1st day of June, 2011 by and between South Uintah Gas Properties, Inc. (the "Company"), address: 7609 Ralston Road, Arvada, Colorado 80002, and Kevin Blair (the "Consultant"), address: _____.

     WHEREAS, the Company desires professional guidance and advice regarding public company and energy and desires Consultant to act as a Board Member; and

     WHEREAS, Consultant has expertise in the area of public companies and energy companies; and is willing to act as an advisor and Board Member to the Company upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the parties hereto agree as follows:

1.   DUTIES, SCOPE OF AGREEMENT, AND RELATIONSHIP OF THE PARTIES

     (a) The Company hereby agrees to retain Consultant as Board Member, and Consultant agrees to act as Board Member for the Company during the term of this Agreement. All parties understand that Consultant has many other business interests and will devote as much time as in its discretion as necessary to perform its duties under this Agreement. In addition, the company understands that consultant's efforts on behalf of his other interests are the sole and separate property of Consultant.

     (b) The services rendered by consultant to the company pursuant to this Agreement shall be as an independent contractor, and this Agreement does not make Consultant the employee, agent, or legal representative of the Company for any purpose whatsoever, including without limitation, participation in any benefits or privileges given or extended by the Company to its employees. No right or authority is granted to Consultant to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the company, except as may be set forth herein. The company shall not withhold for Consultant any federal or state taxes from the amounts to be paid to consultant hereunder, and Consultant agrees that he will pay all taxes due on such amounts.

     (c) Consultant agrees to make available to Company its services as a Board Member on an as needed basis on reasonable request, with a total time requirement not expected to exceed 100 hours in one year.


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2.   COMPENSATION

     (a) The Company will issue 100,000 shares of restricted common stock plus 200,000 warrants to purchase shares of the Company' s common stock as described in Attachment A to Consultant as a retainer. Company shall issue said shares within sixty (60) days from the execution of this Agreement by both parties.

     (b) Other forms of compensation for additional services may occur depending on the nature of a specific engagement and only upon the mutual agreement of both parties.

3.   EXPENSES

     The Company shall reimburse Consultant for all pre-approved reasonable and necessary expenses incurred by it in carrying out its duties under this Agreement. Consultant shall submit related receipts and documentation with his request for reimbursement.

4.   RENEWAL; TERMINATION

     (a) This Agreement shall continue in effect for l year until terminated by the parties. Either the Company or the Consultant may terminate this Agreement by giving the other party thirty (30) days written notice. However, termination of Consultant by the Company shall not relieve the Company of its financial obligations to Consultant as defined herein.

     (b) Subject to the continuing obligations of Consultant under Section 5 below, either party may terminate this Agreement at any time if the other party shall fail to fulfill any material obligation under this Agreement and shall not have cured the breach within 10 days after having received notice thereof.

     (c) Termination or expiration of this Agreement shall not extinguish any rights of compensation that shall accrue prior to the termination.

5.   CONFIDENTIAL INFORMATION

     (a) "Confidential Information," as used in this Section 5, means information that is not generally known and that is proprietary to the Company or that the Company is obligated to treat as proprietary . This information includes, without limitation:

          (i)  Trade secret information about the Company and its products;

          (ii) Information concerning the Company's business as the Company has conducted it since the Company's incorporation or as it may conduct it in the future; and

          (iii)Information  concerning any of the Company' s past,  current,  or
               possible  future   products,   including   (without   limitation)
               information about the

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               Company's   research,   development,   engineering,   purchasing,
               manufacturing,   accounting,   marketing,   selling,  or  leasing
               efforts.

     (b) Any  information  that  Consultant  reasonably  considers  Confidential
Information, or that the Company treats as Confidential Information, will be presumed to be Confidential Information (whether Consultant or others originated it and regardless of how it obtained it).

     (c) Except as required in its duties to the Company, Consultant will never, either during or after the term of this Agreement , use or disclose confidential Information to any person not authorized by the Company to receive it for a period of two (2) years after termination of this Agreement. However, information in the possession of Consultant as of the Effective Date of this Agreement, information that is public or becomes public, or information that is required to be disclosed by a bona fide legal authority is exempt from this Agreement.

     (d) If this Agreement is terminated, Consultant will promptly turn over to the Company all records and any compositions, articles, devices, apparatus and other items that disclose, describe, or embody Confidential Information, including all copies, reproductions, and specimens of the Confidential Information in its possession, regardless of who prepared them. The rights of the Company set forth in this Section 5 are in addition to any rights of the Company with respect to protection of trade secrets or confidential information arising out of the common or statutory laws of the State of Colorado or any other state or any country wherein Consultant may from time to time perform services pursuant to this Agreement. This Section 5 shall survive the termination or expiration of this Agreement.

     (e) Consultant agrees to enter into a 16(b) Plan for any sales of shares of company, subject to the Plans approval by the company in writing.

6.   FALSE OR MISLEADING INFORMATION

     The Company warrants that it will provide Consultant with accurate financial, corporate, and other data required by Consultant and necessary for full disclosure of all facts relevant to any efforts required of Consultant under this Agreement. Such information shall be furnished promptly upon request. If the Company fails to provide such information , or if any information provided by the Company to Consultant shall be false or misleading, or if the Company omits or fails to provide or withholds relevant material information to Consultant or to any professionals engaged pursuant to paragraph 5(d) above, then, in such event, any and all fees paid hereunder will be retained by Consultant as liquidated damages and this Agreement shall be null and void and Consultant shall have no further obligation hereunder. Further, by execution of this Agreement, the Company hereby indemnifies Consultant from any and all costs for expenses or damages incurred, and holds Consultant harmless from any and all claims and/or actions that may arise out of providing false or misleading information or by omitting relevant information in connection with the efforts required of Consultant under this Agreement.

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

7.   CONSULTANT'S BEST EFFORTS AND NO WARRANTY OF INFORMATION

     Consultant shall use its best efforts to use reliable information and scientific techniques associated with the oil and gas business. However, Consultant makes no warranty as to the completeness or interpretation of such information, nor does Consul tant warrant the information with regard to errors or omissions contained therein. Any reserve estimates, price calculations, price forecasts, exploration potential predictions or similar information provided by Consultant are, or may well be, estimates only and should not be considered prediction s of actual results.

8.   MISCELLANEOUS

     (a) SUCCESSORS AND ASSIGNS. This Agreement is binding on and ensures to the
benefit  of  the  Company.   Company  cannot  assign  this   Agreement   without
Consultant's written agreement.

     (b) MODIFICATION. This Agreement may be modified or amended only by a writing signed by both the Company and Consultant.

     (c) GOVERNING LAW. The laws of Colorado will govern the validity, construction, and performance of this Agreement. Any legal proceeding related to this Agreement will be brought in an appropriate Colorado court, and both the Company and Consultant hereby consent to the exclusive jurisdiction of that court for this purpose.

     (d) CONSTRUCTION. Wherever possible, each prov1s1on of this Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions.

     (e) WAIVERS. No failure or delay by either the Company or Consultant in exercising any right or remedy under this Agreement will waive any provision of the Agreement, nor will any single or partial exercise by either the Company or Consultant of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by any law or any related document.

     (f) CAPTIONS. The headings in this Agreement are for convenience only and do not affect this Agreement' s interpretation.

     (g)  ENTIRE   AGREEMENT.   This  Agreement   supersedes  all  previous  and
contemporaneous oral negotiations, commitments, writings, and understandings between the parties concerning the matters in this Agreement.

     (h) NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing and sent by registered first-class mail, postage prepaid, and shall

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be  effective  five days after  mailing to the  addresses  stated  below.  These addresses  may be  changed  at any  time by like  notice.

     o    In the case of the Company:

                            South Uintah Gas Properties, Inc.
                            7609 Ralston Road
                            Arvada, Colorado  80002

     o    In the case of Consultant:

                            Kevin Blair

     (i) INDEMNIFICATION. Company agrees to indemnify and hold harmless Consultant from any and all claims, actions, liabilities, costs, expenses, including attorney fees arising from claims made against Consultant in connection with Company's possession or use of advice, guidance, materials, information, data or other services provided by Consultant under this Agreement.

     (j) CONFLICTS OF INTEREST. Company acknowledges that Consultant is engaged in the business of providing petroleum consulting for other oil and gas companies within the United States and Canada. In the event Consultant is requested by Company to provide advice and guidance on or about geographical areas that may create a potential conflict of interest between Consultant's other business matters and the Company's operations, Consultant shall not be required by Company to render advice and guidance on such an area. Company and Consultant shall use their best efforts to notify each other of any potential conflicts of interests. In any event, Consultant's general knowledge that Company plans to engage, or is actively engaging, in oil and gas exploration within an area shall in no way preclude Consultant, or Consultant's business entities, from performing land services or consulting for other oil and gas companies within the same area.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

"The Company"                                        "The Consultant"
South Uintah Gas Properties, Inc.                    Kevin Blair


/s/  George E. Harris                                /s/ Kevin Blair
---------------------------------                   ----------------------------




















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                                   EXHIBIT A

                        TERM SHEET INITIAL WARRANTS AWARD

     WARRANTS. Subject to the Vesting Requirements of the Consulting Agreement and this Exhibit, Company will grant Consultant warrants to purchase up to 200,000 shares of Company common stock, with 100,000 at $1.00 per share and 100,000 at $3 per share in the form attached hereto as Exhibit B.

     1. The warrants will be vested in Consultant and exercisable on the first anniversary of the grant date.

     2.   Warrants will have a term of 3 years.

     3. Company agrees to register the Company's shares subject to the warrant on Form S-8 or such other registration form as may be available, and the company shall provide a cashless exercise procedure.

     4. Consultant agrees to execute a lock-up agreement if any financing for the Company so requires.

                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")


                                    EXHIBIT B
                                 FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT WERE ISSUED IN A REGISTERED TRANSACTION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "SECURITIES ACT"). THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (1) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAW; OR (II) SUCH REGISTRATION.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                        SOUTH UINTAH GAS PROPERTIES, INC.

THIS WARRANT TO PURCHASE SHARES OF COMMON STOCK ("WARRANT") CERTIFIES THAT, for value received, ____________ (the "Holder"), is entitled to subscribe for and purchase from SOUTH UINTAH GAS PROPERTIES, INC. (the "Company"), a corporation organized and existing under the laws of the State of Colorado, at the Warrant Exercise Price specified below during the exercise period specified below to and including _____________ THOUSAND (__0,000) fully paid and non-assessable shares of Common Stock of the Company (the "Common Stock").

     The exercise price of this Warrant (subject to adjustment as noted below) shall be _____ Dollars ($___00) per share (The "Warrant Exercise Price").

     This Warrant is subject to the following provisions, terms, and conditions:

1. EXERCISE. This Warrant or any portion thereof shall be exercisable at any time from and after the date hereof, by the registered Holder by payment of the Warrant Exercise Price per share in immediately available funds to the Company at any time prior to 5:00 p.m., Colorado time, on ______________, 2013 ("the Expiration Date").

     Holder may assign portions of the warrants hereunder by Letter of Instruction to the Company prior to issue.

2.   REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that:

     (a) the Company has all requisite power and authority to execute, issue and perform this Warrant and to issue the Common Stock;

     (b) this Warrant has been duly authorized by all necessary corporate action, has been duly executed and delivered, and is a legal and binding obligation of the Company;

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                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")


     (c) all shares which may be issued upon the exercise of the rights represented by this Warrant according to the terms hereof or represented by the Common Stock will, upon issuance, be duly authorized and issued, fully paid, and nonassessable; and

     (d) during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3.   ADJUSTMENTS.

     (a)  In case the Company shall

          (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in subparagraph
               (b) below) or any obligations or any shares of stock of the Company which are convertible into or exchangeable for Common Stock (such obligations or shares of stock being hereinafter referred to as "Convertible Securities"), or in any rights or options to purchase any Common Stock or Convertible Securities, or

          (ii) declare any other dividend or make any other distribution upon the Common Stock,

               then thereafter the holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Common Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefor, such number of shares of Common Stock, such that upon exercise hereof, such holder would receive as a result of each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of any such dividend or distribution if, continuously since the record date for any such dividend or distribution, such holder
               (x) had been the record holder of the number of shares of Common Stock then received, and (y) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock.

     (b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of shares subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller

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                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")

          number  of  shares,  the  number  of shares  subject  to this  Warrant
          immediately  prior  to  such  combination  shall  be   proportionately
          reduced.

     (c) If any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

     (d) Excluding a potential merger with a public company candidate currently in contemplation (the "Merger"), to which warrant holder consents by its subscription hereto and in which, if completed, the public company will assume and accede to all of the liabilities and obligations of the company hereunder, and under which the public company will issue an equal number of notes with identical terms and conditions as those in the Company, and common shares, preferred shares of identical classes and warrants in exchange for the notes, shares and warrants of South Uintah Gas Properties, Inc., and excluding those events set forth in the two paragraphs following this paragraph, if (i) all or any portion of the warrant shall be exercised subsequent to any share dividend, split-up, recapitalization, merger, consolidation, or liquidation occurring after the date hereof, as a result of which shares of any class shall be issued in respect to outstanding Common Stock or Common Stock shall be changed into the same or a different number of shares of the same or another class or classes (a "Reorg Event"), or (ii) if Common Stock or securities exercisable for or convertible into Common Stock are issued at a price less than $2.00 (as adjusted for stock splits, stock dividends and the like)(a "Dilutive Event") the person or persons so converting the Convertible Promissory Note shall receive, for the aggregate price paid upon such conversion, the aggregate number and class of shares which such person would have received, if Common Stock (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate

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                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")


          price as those shares offered and sold at a price (equal to the price in the Dilutive Event) and all such share dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, or liquidations in all Reorg Events; provided, however, that no fractional shares shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

          The Company has pending subscriptions for or convertible promissory notes in the amount of $500,000 convertible to common stock at $0.25 and appurtenant options to purchase shares for 2 years at $0.50 per share, and such subscriptions shall not trigger any adjustment under this section 4. The conversion rights under the Secured Convertible Promissory Note for $500,000 @ $.20 and appartent shall not be deemed to trigger this adjustment clause.

          The sale of private placement shares of up to 5,000,000 common shares at $1.00 shall not be deemed to trigger the anti-dilution clause herein.

          Further, the anti-dilution clause herein shall not be triggered upon the intended merger/business combinations with a public shell or upon the acquisition of the Lexico and Uinta/Natural Buttes assets.

     (e) Excluding those events set forth in (d) above, if the Company issues or grants any rights or options to subscribe for or to purchase shares of Common Stock at a price per share of Common Stock less than either
          (I) the Warrant Exercise Price, and (II) after 6 months from date hereof, the then-current Market Price (as defined below) per share of Common Stock, then the total number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by an amount determined by multiplying (I) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by (II) an amount determined by dividing (i) the number of shares of Common Stock underlying the rights or options giving rise to such adjustment by (ii) the total number of shares of Common Stock then outstanding.

     (f) Upon each adjustment in the number of shares the Holder is entitled to purchase upon exercise of this Warrant, the Warrant Exercise Price hereunder shall be appropriately adjusted such that the Holder shall hold Warrants entitling Holder to purchase the number of shares as so adjusted for an aggregate Warrant Exercise Price equal to the aggregate Warrant Exercise Price in effect immediately prior to such adjustment.

     (g)  In case any time:

          (i)  any of the adjustments required by 4(a) through (e) occur;

          (ii) the Company shall make any distribution to the holders of its capital stock;


                                    4 of 11
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                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")


          (iii)the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; or

          (iv) there  shall  be  a   voluntary   or   involuntary   dissolution,
               liquidation or winding up of the Company;

          then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (x) the books of the Company shall close or a record shall be taken for such dividend, subdivision, distribution, or subscription rights, or (y) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption shall take place, as the case may be. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     (h) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the close of business on the date of the notice required by Section 4(g). "Market Price" shall mean, if the Common Stock is traded on a securities exchange or on the NASDAQ System, the average of the closing prices of the Common Stock on such exchange or the NASDAQ System on the twenty (20) trading days ending on the trading day prior to the date of determination, or, if the Common Stock is otherwise traded in the over-the-counter market, the average of the closing bid prices on the twenty (20) trading days ending on the trading day prior to the date of determination. If at any time the Common Stock is not traded on an exchange or the NASDAQ System, or otherwise traded in the over-the-counter market, the Market Price shall be deemed to be the higher of

          (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within sixty (60) days preceding the date as of which the determination is to be made, or

                                    5 of 11

                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")


          (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen
               (15) days of the date as of which the determination is to be made.

4. NO VOTING RIGHTS. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

5. RESTRICTIONS ON TRANSFER. This Warrant and the shares of Common Stock issued or issuable through the exercise of this Warrant are "restricted securities" under the Securities Act of 1933 (the "Securities Act") and the rules and regulations promulgated thereunder and may not be sold, transferred,  pledged,  or  hypothecated  without  such  transaction  being registered under the Securities Act and applicable state laws or the availability of an exemption therefrom ; a legend to this effect shall appear on this Warrant and, unless the issuance is a registered transaction, on all shares of Common Stock issued upon the exercise hereof. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. Transfers to family of Holder as "restricted" shall be allowed by Company, as a matter of course.

6. TRANSFER PROCEDURES. Subject to the provisions of Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.


                                    6 of 11

                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")


7.   REGISTRATION RIGHTS.

     (a) Demand Registration Rights. During the two (2) year period commencing the Date of Issuance, upon the written request of the Holders of those securities representing at least a majority of the sum of the Shares issuable upon the exercise of this Warrant, the Company agrees to prepare and file with the Commission, no more than once, a post-effective Amendment, or a registration statement under the Act, registering or qualifying the securities underlying this Warrant. The Company agrees to use its best efforts to cause the above filing to become effective.

     (b) If at any time the Company proposes to register the sale of shares of Common Stock (whether for itself or any of its security holders) under the Securities Act and the registration form to be used may be used for the registration of shares underlying this Warrant (a "Piggyback Registration"), the Company shall give prompt written notice to the Holder of its intention to effect such a registration and, subject to Section 7(b) below, shall include in such registration all shares of Common Stock underlying this Warrant with respect to which the Company has received Holder's written request for inclusion in such registration, provided that such request must be received by Company within 20 days after the date of the Company's notice to Holder. The Registration Expenses in all Piggyback Registrations shall be paid by the Company.

     (c) If a Piggyback Registration is an underwritten primary registration on behalf of the Company or a successor, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall exclude from such registrations the excess amount of shares of Common Stock, and shall include in such registration (i) first, the securities the Company proposes to sell; (ii) second, shares of Common Stock requested to be included in such registration by the holders of all securities of the Company having registration rights, prorata among the owners of such securities on the basis of the number of shares of Common Stock or equivalent shares of Common Stock owned by each such owner, and (iii) third, other securities requested to be included in such registration, in the Company's discretion.

     (d) Whenever the Holder has requested that any shares of Common Stock underlying this Warrant be registered pursuant to this Section 7, the Company shall use its best efforts to effect the registration and the sale of such shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (i) notify the Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act

                                    7 of 11

                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")


               with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (ii) furnish the Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the shares of Common Stock underlying this Warrant;

          (v) use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

     (e) In connection with any registration statement in which Holder is participating, each Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Holder.

     (e) Holder may not participate in any registration under this Section 7 which is underwritten unless Holder (i) agrees to sell Holder's shares of Common Stock on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.   MISCELLANEOUS.

     (a) NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by facsimile transmission or electronic mail, or otherwise delivered by hand or by messenger, addressed


                                    8 of 11

                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")

          (i) if to a holder of this Warrant, at such holder's address set forth on the books of the Company, or at such other address as such holder shall have furnished to the Company in writing; or

          (ii) if to the Company, one copy should be sent to the Company's current address at ______________________, or at such other address as the Company shall have designated by notice.

          Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally; if sent by first class, postage prepaid mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid; or, if sent by facsimile transmission or electronic mail as of the date delivery is confirmed by the sender's equipment.

     (b) SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid, or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid, or unenforceable provision were not contained herein.

     (c) GOVERNING LAW. This Warrant will be governed in accordance with federal law to the extent applicable and by the internal law, not the law of conflicts, of the State of Colorado.



















                                    9 of 11

                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")



     IN WITNESS  WHEREOF,  South  Uintah Gas  Properties,  Inc.  has caused this
Warrant  to  be  signed  by  its  duly  authorized   officer  and  dated  as  of
_______________, 2011.


                        SOUTH UINTAH GAS PROPERTIES, INC.


                        By: ___________________________________
                               Chief Financial Officer









































                                    10 of 11

                         SOUTH UINTAH GAS PROPERTIES, INC. WARRANT NUMBER: _____
                                           ____________, 2011 ("THE GRANT DATE")


                                SUBSCRIPTION FORM

           To be Executed by the Holder of this Warrant if such Holder
              Desires to Exercise this Warrant in Whole or in Part:

To:  South Uintah Gas Properties, Inc. (the "Company")

The undersigned ___________________________ (Social Security number _____________or taxpayer identification number of Subscriber:
_________________________)  hereby  irrevocably  elects to exercise the right of
purchase   represented  by  this  Warrant  for,  and  to  purchase   thereunder,
____________ shares of the Common Stock (the "Common Stock") provided for therein and tenders payment herewith to the order of the Company in the amount of $______________, such payment being made as provided on the face of this Warrant.

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name: __________________________________________________________________________


Address: _______________________________________________________________________

________________________________________________________________________________

Deliver to: ____________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.


Dated:   ______________________

                                        Signature ___________________________
                                        Note: The signature on this Subscription
                                        Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.


















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